Exhibit 10.15

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT entered into this __day of __________, 2000 by and between Advanced Technology Industries, Inc., a Delaware corporation, ("Borrower") and_____________________("Lender") provides as follows:

                                    RECITALS

         A. Borrower desires to borrow funds from Lender and Lender desires to lend said funds to Borrower.

         B. This Agreement sets forth the terms on which Lender will lend funds to Borrower and Borrower will repay said funds.

         NOW THEREFORE, in consideration for the mutual covenants and agreements contained herein and for other good and valuable consideration the receipt of which is hereby acknowledged the parties hereto agree as follows:

         1. LOAN

         Lender shall loan Borrower USD_____________. The loan shall be deemed to have been made when Borrower receives good and sufficient funds in the form of a cashiers check, wire transfer, or other means (the "Loan Date"). The funds shall be payable either in U. S. Dollars or German Deutsch Marks at the option of Lender. However, all repayments of principal and interest shall be in U. S. Dollars . The loan shall be evidenced by a promissory note ("Note") in the form attached hereto as Exhibit "A".

         2. INTEREST

         The Note shall bear interest at the rate of 1% per month commencing on the Loan Date which shall be prorated based upon the number of days in the month if said loan is made on other than the first day of the calender month. Interest shall be accrued and paid on the Maturity Date as defined in Paragraph 3 below. At the option of the Borrower interest shall be paid in cash or in $.0001 par value common stock of Borrower ("Stock"). The number of shares to be delivered to Lender in payment of the interest shall be determined by multiplying (i) the average closing bid price of the Stock for the five (5) trading days prior to the Maturity Date by (ii) 85% and dividing the interest due at the Maturity Date by the resulting multiple (the "Interest Shares"). By way of example if the interest due at the Maturity Date is $36,000 and the average of the closing bid price as determined above is $1.00 the number of Interest Shares would be 42,353 determined as follows: $36,000 divided by ($1.00 x .85)= 42,353. All Interest Shares shall be restricted shares subject to the provisions of Paragraph 9 below.

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

         3. MATURITY DATE

         The Maturity Date shall be the earlier of (i) 180 days from the Loan Date (ii) the sale by Borrower subsequent to November 1, 2000 of shares of Eurotech, Ltd, a D.C. corporation, ("Eurotech Shares") owned by the Borrower aggregating at least $1,500,000 after sales commissions and related expenses or
(iii) the closing of a loan to Borrower in an amount net to Borrower of not less than 1,500,000 secured by the Eurotech Shares.

         4. EQUITY INCENTIVE

         Lender will receive one share of $.0001 par value common stock of Borrower for each $1.00 loaned to Borrower ("Incentive Shares"). Said shares shall be restricted shares subject to the provisions of Paragraph 9 below.

         5. PREPAYMENT RIGHT

         Borrower shall have the right, without penalty, to pay the Note in full together with any unpaid interest at any time after 30 days from the Loan Date upon the giving of 10 days written notice.

         6. REGISTRATION RIGHTS

         Lender shall have the right to have the Incentive Shares and the Interest Shares, if any, registered under the Securities Act of 1933 pursuant to the Registration Rights Agreement attached hereto as Exhibit "B" and made a part hereof as though fully set forth herein. The execution of this Agreement shall be deemed to be the execution of the Registration Rights Agreement in the form set forth in Exhibit "B".

         7.  WARRANTIES AND REPRESENTATIONS OF LENDER.

         Lender hereby makes the following representations and warranties to
Borrower:

         7.01. Lender is an "accredited investor" because Lender is (initial appropriate item):

                  _____A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000, or

                  _____A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

                  ____A trust, with total assets are in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a sophisticated person, as described below; or

                  ____An entity in which all of the equity owners are accredited investors.

         7.02. Lender has significant prior investment experience, including investments in unsecured loans and unregistered securities and recognizes the speculative nature of this investment. Lender is knowledgeable, sophisticated and experienced in making and is qualified to make decisions with respect to investments of the nature evidenced by this Agreement and has requested, received, reviewed and considered all information Lender deems relevant in making a decision to execute this Agreement. Lender is capable of evaluating the merits and risks of entering into this Agreement and consummating the transactions contemplated thereby.

         7.03. Lender has relied upon Borrower's filings with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, this Agreement, and independent investigations of Borrower made by Lender and has been given access and the opportunity to examine all material books and records of Borrower, all material contracts and has had the opportunity to ask questions of and to receive answers from Borrower or any person acting on its behalf concerning the terms and conditions of the transaction contemplated by this Agreement. Lender has been furnished with all material relating to the business, finances, and operations of Borrower and materials relating to the transactions under this Agreement which have been requested by such person and such person has received complete and satisfactory answers to any such inquiries.

         7.04. Lender hereby agrees to take any further action or execute such further instruments as may be necessary to effectuate the terms of this Agreement.

         7.05 Lender is acquiring the shares on Lender's own account and not with a view to or for sale in connection with any distribution of the security.

         8.  WARRANTIES AND REPRESENTATIONS OF BORROWER.

         Borrower hereby makes the following representations and warranties to
Lender:

         8.01 Borrower is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of Borrower has taken all action required by law, Borrower's corporate charter, its By- Laws, or otherwise, to be taken by it to authorize the execution and delivery of this Agreement, the issuance of the Note and the shares which are the subject of this Agreement, and the consummation of the transactions contemplated hereby.

         8.02 The Incentive Share and the Interest Shares, if any, delivered hereunder shall be validly issued and outstanding and fully paid and non-assessable.

         8.03. The Note when issued shall be a validly issued and binding obligation of the Borrower.

         8.04 Borrower has the full right and power to issue the Note, the Incentive Shares and the Interest Shares, if any, free and clear of any statutory, contractual, or other limitation, and none of said shares are subject to any lien, pledge, hypothecation, or any encumbrance whatsoever. The issuance of the Note, the Incentive Shares, and the Interest Shares, if any, as provided for herein will vest directly in Lender title to said instruments and securities free and clear of any and all encumbrances, liens, restrictions, options, agreements, and conditions except as set forth in Paragraph 9 hereof.

         8.05 The person or persons executing this agreement on behalf of Borrower have the requisite power authority to do so and to make, execute, and deliver all instruments and documents to be executed in connection herewith.

         9.  INVESTMENT RESTRICTIONS.

         The Incentive Shares and Interest Shares, if any, to be issued to Lender hereunder have not been registered under the Securities Act of 1933 ("Securities Act") or any state securities laws and are issued in reliance upon certain exemptions included in federal and state securities laws from such registration. There are substantial restrictions on the sale of the shares and the shares may be transferred only in accordance with the provisions of this paragraph. Each certificate representing the shares issuable hereunder and any other securities issued in respect of the shares issuable hereunder and any other securities issued in respect of the shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, will (unless otherwise permitted or unless the shares of Borrower's stock evidenced by such certificate shall have been registered under the Securities Act) will be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

                   "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                    SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

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

The shares may be transferred only upon (i) registration under the Securities Act, (ii) the receipt by Borrower of an opinion of counsel acceptable to Borrower (including then counsel to Borrower) that such transfer is exempt from the registration provisions of the Securities Act and state securities laws), or
(iii) the receipt by Borrower of a "no-action" letter from the Securities and Exchange Commission to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws.

         10. MISCELLANEOUS

                  10.01 NOTICES

                  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of computer transmission) to the parties at the following addresses (or at another address for a party as shall be specified by like notice):

         To: Borrower:                 Advanced Technology Industries Inc.
                                       Taubenstrasse 20
                                       Berlin, Germany   D-10117
                                       Telephone No.: (4930) 201-7780
                                       Facsimile No.: __________________

                  With copy to:        H. Roy Jeppson
                                       Law Offices of H. Roy Jeppson
                                       11900 West Olympic Boulevard, Sixth Floor
                                       Los Angeles, California  90064
                                       Telephone No.: (310) 826-5566
                                       Facsimile No.:  (310) 826-5350

         To: Lender                    __________________________________
                                       __________________________________
                                       __________________________________
                                       Telephone No.: ___________________
                                       Facsimile No.: ___________________

                  10.02 INTERPRETATION

                  The words "include", "includes" and "including", when used herein, shall be deemed in each case to be followed by the words "without limitation". The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. As used herein, references to the singular include the plural and the plural include the singular, except where the context requires otherwise. As used herein, references to person includes individuals and entities.

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

                  10.03 COUNTERPARTS AND FACSIMILE SIGNATURES

                  This Agreement may be executed in one or more counterparts and by facsimile signature, all which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party delivered to the other party, it being understood that all parties need not sign the same counterpart.

                  10.04 ENTIRE AGREEMENT

                  This Agreement and the exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  10.05 SEVERABILITY

                  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void, or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provisions to persons or circumstances will be interpreted reasonably so as to give effect to the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes intended by the void or unenforceable provision.

                  10.06 OTHER REMEDIES

                  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or equity, upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

                  10.07 GOVERNING LAW; VENUE

                  This Agreement shall be governed by and construed in accordance with the laws of the Republic of Germany, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The parties irrevocably consent to the jurisdiction and venue of the courts of the Republic of Germany concerning any action relating to this Agreement including, but not limited to, any action related to the Note, the Incentive Shares, and the Interest Shares, if any.

                  10.08 RULES OF CONSTRUCTION

                  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

                  10.09 SPECIFIC PERFORMANCE

                  The parties hereto agree that irreparable damages would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having proper venue hereunder, this being in addition to any other remedy to which they are entitled at law or in equity.

                  10.10 ATTORNEYS' FEES AND COST

                  In the event of any action at law or in equity between the parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included in and as part of such judgment. The successful party shall be the party who is entitled to recover his or its costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover his or its costs shall not recover attorneys' fees.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                           "Borrower"      Advanced Technology Industries, Inc.

                                           By ___________________________
                                               H. J. Skrobanek, President

                           "Lender"        __________________________

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

                                   EXHIBIT "A"


                                 PROMISSORY NOTE

$____________________                                            _________, 2000

         On the Maturity Date as defined in that certain Loan Agreement by and between Advanced Technology Industries, Inc. as Borrower and ___________________ as Lender dated as of __________, 2000 ("Loan Agreement") Borrower promises to pay to, or order, the sum of $_______________________ together with interest as provided in the Loan Agreement.

         Borrower has certain rights of prepayment, without penalty, as set forth in the Loan Agreement.

         This Promissory Note is governed by and subject to the provisions of the Loan Agreement. A copy of the Loan Agreement may be obtained from the corporate office of the Borrower whose address and telephone number are as follows: Advanced Technology Industries Inc.,Taubenstrasse 20, Berlin, Germany D-10117, Telephone No.: (4930) 201-7780

                                          Advanced Technology Industries, Inc.

                                          By___________________________
                                            H. J. Skrobanek, President.

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

                                   EXHIBIT "B"


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                                    SECTION I
                                   DEFINITIONS
                                   -----------

         Capitalized terms used in this Agreement and not defined elsewhere herein shall have the meanings set forth below:

         "COMMISSION" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

         "COMMON STOCK" means the $.0001 par value common stock of Borrower.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "LOSSES" means all losses, claims, damages, or liabilities and reasonable expenses related thereto.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "SHARES" means then Incentive Shares and the Interest Shares, if any.

                                    SECTION 2
                               DEMAND REGISTRATION
                               -------------------

         2.1 At any time commencing with the first anniversary date of this Agreement and during a period of five years from the date hereof, upon the written demand of Lender, the Borrower shall prepare and file a registration statement under the Securities Act covering an offering of such number of Shares as shall have been requested to be registered by Lender in such demand; provided, however, that Borrower shall not be obligated to effect a registration pursuant to this Section 2.1 more than once during each twelve (12) month period commencing with the effective date of this Agreement.

         2.2 The Borrower shall proceed as expeditiously as possible after receipt of a demand pursuant to Section 2.1 hereof to file a registration statement and use its best efforts to cause such registration statement to become effective within one hundred twenty (120) days after the receipt of such written demand, or, in the case of a demand made within sixty (60) days prior to the end of the Borrower's then-fiscal year, within two hundred ten (210) days after the receipt of such written demand. The Borrower shall select any underwriter(s) to be engaged in connection with any such registration.

                                    SECTION 3
                             PIGGYBACK REGISTRATION
                             ----------------------

         3.1 If at any time within five years from the effective date of this Agreement the Borrower proposes to register any offering of shares of its capital stock under the Securities Act, and if such registration is to be on a form of the Commission that may include, or is at any time amended or changed to such a form that may include, the Shares, the Borrower will provide written notice to Lender of the Borrower's intention to register the offering at least thirty (30) days prior to the filing of said registration statement.

         3.2 Unless objected to by any underwriter(s) participating in the sale and distribution of the Borrower's securities covered by the registration statement referred to in Section 3.1 hereof, the Borrower's notice shall give Lender the opportunity to elect to include in the registration some of the Shares as provided herein. Lender shall have thirty (30) days after receipt of the Borrower's notice to notify the Borrower in writing of the number of Shares (the "Elected Shares") which Lender elects to include in the offering. If the number of Elected Shares that Lender requests to include in such registration exceeds the number of shares permitted by any underwriter then Lender, and each other selling shareholder who also has piggyback registration rights and has elected to include shares of Common Stock in the registration, shall be entitled to include that number of shares of Common Stock that bears the same ratio to the number of shares permitted by the underwriter as the number of Elected Shares which Lender requests to include bears to the aggregate number of shares that Lender and any other selling shareholders request to include. The piggyback registration rights provided by this Section 3.2 with respect to the Shares shall not apply to offerings that are registered on Form S-4, Form S-8, or successor forms thereto, for registering stock issued under business combinations or employee plans.

         3.3 The inclusion of Shares in registered offerings pursuant to this
Section 3 shall be upon the condition that Lender sells its Elected Shares to any underwriter at the same price and on substantially the same terms and conditions as the Borrower.

         3.4 The Borrower shall give Lender the right to participate in each registration pursuant to this Section 3 without limitation as to number of registrations.

         3.5 In the case of any public offering of securities of the Borrower pursuant to which Lender exercises registration rights under this Section 3, the Borrower shall designate any underwriters in connection therewith.

                                    SECTION 4
                           CONDITIONS TO PARTICIPATION
                           ---------------------------

         4.1 To include any Shares in a registration under Section 2 or Section 3 hereof, Lender shall:

                  (a) cooperate with the Borrower in preparing the registration statement and execute such agreements as Borrower or any underwriter may deem reasonably necessary, including, but not limited to, an agreement concerning distribution of the shares to be registered to insure that the distribution will not adversely impact the market price of said shares;

                  (b) promptly supply the Borrower with such information, documents, representations and warranties as any underwriter may deem reasonably necessary in connection with such registration; and

                  (c) as requested by the Borrower or any underwriter, agree in writing not to sell or transfer any Common Stock not included in such registration for a period of fifteen (15) days prior to and one hundred eighty
(180) days after the effective date of the registration without the underwriter's consent, but Lender shall not be required to make such agreement unless the other holders of Common Stock included in the offering covered by such registration shall similarly agree.

                                    SECTION 5
                               OPINION OF COUNSEL
                               ------------------

         The Borrower shall have no obligation under Section 2 or Section 3 hereof to register any Shares if the Borrower delivers to Lender an opinion of counsel reasonably satisfactory to Lender to the effect that the proposed sale or disposition of the Shares for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public transaction. The Borrower hereby agrees to indemnify Lender against, and to hold it harmless from, all Losses, including liability for rescission, that it may incur under the Securities Act or otherwise by reason of it proceeding in accordance with such opinion of counsel.

                                    SECTION 6
                             REGISTRATION PROCEDURES
                             -----------------------

         If and whenever the Borrower is obligated by the provisions of this Agreement to effect the registration of any offering of Shares under the Securities Act, as expeditiously as possible the Borrower will, or will use its best efforts to, as the case may be:

                  (a) Prepare and file with the Commission a registration statement with respect to such Shares and cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Borrower shall furnish to Lender and its counsel selected pursuant to Section 7.2 hereof copies of all such documents proposed to be filed, which documents will be the subject of review of Lender and its counsel and, in the event of a demand registration which is not accompanied by a registration of Common Stock for sale by the Borrower, the Borrower shall not file any registration statement or prospectus or any amendments or supplements thereto to which Lender or its counsel shall reasonably object on a timely basis.

                  (b) Prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective until the earlier of the sale of all Shares covered thereby or the expiration of a period of two hundred seventy (270) days after its effective date, and comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by the registration statement; provided, however, that if maintaining the effectiveness of the registration statement would require the filing of a post-effective amendment including new financial statements (other than financial statements which the Borrower would be required to include in a current report on Form 10-Q or Form 10-QSB), the Borrower shall be obligated to use its best efforts to maintain the effectiveness of the registration statement for only six (6) months in the case of the first registration filed hereunder, and ninety (90) days in the case of any other registration filed hereunder. In the event that any Shares included in a registration statement subject to this Agreement remain unsold at the end of the period during which the Borrower is obligated to use its best efforts to maintain the effectiveness of the registration statement, the Borrower, if and when a further amendment or supplement would be required to comply with Section 10 of the Securities Act, may file a post-effective amendment to the registration statement for the purpose of removing such Shares from registered status.

                  (c) Furnish to Lender as many copies of prospectuses, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and other related documents, as Lender may reasonably request.

                  (d) Register or qualify the Shares covered by the registration statement under the securities or blue sky laws of such jurisdictions as Lender shall reasonably request, and do any acts that may be reasonably necessary or advisable to enable Lender to consummate the disposition in such jurisdictions of the Shares; provided, however, that the Borrower shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

                  (e) Furnish to Lender an opinion of counsel for the Borrower, which opinion shall be reasonably acceptable to Lender and the counsel selected pursuant to Section 7.2 hereof, to the effect (i) that a registration statement covering the offering of the Shares has been filed with the Commission under the Securities Acts and has been made effective by order of the Commission, (ii) that a prospectus complying as to form with the requirements of the Securities Act is available for delivery, (iii) that no stop order has been issued by the Commission suspending the effectiveness of such registration statement and (iv) that, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated, and that the securities included in the offering covered by such registration statement have been registered or qualified, or exempted from such registration or qualification, under the securities or blue sky laws of each state in which the Borrower has been required to register or qualify such shares under Section 6(d) hereof. In giving such opinion, counsel for the Borrower shall be entitled to rely upon the opinion of counsel for any underwriter.

                  (f) Notify Lender promptly after the Borrower shall receive notice that (i) any registration statement, supplement or amendment has become effective, (ii) any registration statement is required to be amended or supplemented, or (iii) any stop order with respect thereto has been issued.

                  (g) Enter into such agreements, including an underwriting agreement in form, scope and substance as is customary in underwritten offerings, and take all other actions in connection therewith, including actions reasonably requested by any underwriter or Lender, in order to expedite or facilitate the disposition of the Shares. The Borrower's obligations pursuant to the preceding sentence can include without limitation, the Borrower: (i) making representations and warranties to the underwriters with respect to the business of the Borrower, the registration statement, the prospectus and the documents, if any, incorporated or deemed to be incorporated by reference in the registration statement, in each case in form, substance and scope as are customarily made by issuers to underwriters in underwritten secondary offerings and confirm such matters if and when requested; (ii) obtaining opinions of counsel to the Borrower and updates thereof, which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the underwriters, covering the matters customarily covered in opinions requested in underwritten offerings; (iii) obtaining "cold comfort" letters and updates thereof from the independent certified public accountants of the Borrower (and, if necessary, any other independent certified public accountants of any subsidiary of the Borrower or of any business acquired by the Borrower for which financial statements and financial data are or are required to be included in the registration statement) addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings; (iv) agreeing in any underwriting agreement to the indemnification and contribution provisions and procedures of Sections 9 through 12 hereof (or such other less favorable provisions and procedures for the underwriters that are acceptable to the underwriters) with respect to all parties to be indemnified pursuant to said Sections; and (v) delivering such documents and certificates as may be requested by an underwriter to evidence the continued validity of the representations and warranties made pursuant to clause (i) of this Section 6(g), and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Borrower.

                  (h) Make available for inspection, by any underwriter and any counsel or accountant retained by the underwriter, financial and other records, pertinent corporate documents and properties of the Borrower, and cause the officers, directors and employees of the Borrower to supply information reasonably requested by any underwriter, counsel or accountant in connection with such registration statement; provided, however, that any records, information or documents that are designated by the Borrower in writing as confidential shall be kept confidential by such persons unless (i) disclosure of such records, information or documents is required by court or administrative order, (ii) disclosure of such records, information, or documents, in the opinion of counsel to such person, is required by law, including, without limitation, pursuant to the requirements of the Securities Act, or (iii) such records, information, or documents are in the public domain or otherwise publicly available.

                                    SECTION 7
                    REGISTRATION EXPENSES; COUNSEL FOR LENDER
                    -----------------------------------------

         7.1 The costs and expenses in connection with the registrations and qualifications of Shares under Section 2 hereof shall be paid by Lender. The costs and expenses (other than underwriting discounts or commissions and such fees for counsel, printing, registration and other fees as state securities officials may require that Lender and other selling shareholders pay) of all registrations and qualifications of Shares under Section 3 hereof shall be paid by the Borrower, including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any registration, fees and disbursements of counsel for the Borrower and the fees and disbursements of one special counsel acting for Lender and selected pursuant to Section 7.2 hereof, except that all such expenses in connection with any amendment or supplement to the registration statement or the prospectus used in connection therewith required to be filed more than two hundred seventy (270) days after the date on which such registration statement becomes effective under the Securities Act because Lender has not effected the disposition of all Shares covered by such registration statement shall be borne pro rata by Lender and any other selling shareholders benefitted thereby.

         7.2 Lender may select the counsel to act on his behalf in connection with a registration, under this Agreement, provided that such counsel is reasonably acceptable to the Borrower.

                                    SECTION 8
                                    RULE 144
                                    --------

         The Borrower shall file the reports required under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as Lender may reasonably request, as required from time to time to enable Lender to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

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

                                    SECTION 9
                         INDEMNIFICATION BY THE BORROWER
                         -------------------------------

         In the event of any registration under the Securities Act of any offering of Shares, the Borrower hereby agrees to indemnify and hold harmless Lender and each person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Shares against any Losses, joint or several, to which Lender or such participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Shares were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse Lender and each such participating person for any legal or other expenses reasonably incurred by Lender or such participating person in connection with investigating or defending any such Loss: PROVIDED, HOWEVER, that, the Borrower will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Lender or such participating person, as the case may be, specifically for use in the preparation thereof. The Borrower shall also indemnify underwriters, selling brokers, dealers, managers, and similar securities industry professionals participating in the distribution, their officers, directors, agents, and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of Lender.

                                   SECTION 10
                            INDEMNIFICATION BY LENDER
                            -------------------------

         In the event of any registration under the Securities Act of any offering of Shares, Lender hereby agrees to indemnify and hold harmless the Borrower and each person who controls the Borrower within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter, and each other selling shareholder, and each other person, if any, who controls such selling shareholder) who participates in the offering of such Shares, against any Losses, joint or several, to which the Borrower, other selling shareholder, or controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained therein, on the effective date thereof, in any registration statement under which an offering of such Shares was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Borrower, other selling shareholders, and each such controlling person or participating person for any legal or other expenses reasonably incurred by the Borrower, other selling shareholders, or such controlling person or participating person in connection with investigating or defending any such Loss or proceeding:
PROVIDED, HOWEVER, that Lender will be liable in any such case to the extent, and only to the extent, that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Lender specifically for use in the preparation thereof. Notwithstanding the foregoing, the liability of Lender under this Section 10 shall be limited to an amount equal to the price of the Shares sold by Lender in connection with such registration unless such liability arises out of acts based on willful conduct of Lender.

                                   SECTION 11
                     CONDUCT OF INDEMNIFICATION PROCEEDINGS
                     --------------------------------------

         If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party") such indemnified party shall promptly notify the person from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. Any such indemnified party shall have the right to employ separate counsel in any such action, claim, or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim, or proceeding, or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim, or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim, or proceeding, or separate but substantially similar or related actions, claims, or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim, or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent.

                                   SECTION 12
                                  CONTRIBUTION
                                  ------------

         If the indemnification provided for in this Agreement is unavailable to an indemnified party under Section 9 or Section 10 hereof (other than by reason of exceptions provided in such Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions, statements, or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact, omission, or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the party's relative intent, knowledge, access to information, and opportunity to correct or prevent such action, statement, or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 11 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation, or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 12, Lender shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   SECTION 13
                             RIGHT OF FIRST REFUSAL
                             ----------------------

         In lieu of registering any shares under this Agreement pursuant to
Section 2 or 3 hereof or rendering an opinion pursuant to Section 5 hereof, Borrower may elect to purchase all or a portion of the Shares that Lender demands to be registered under Section 2 or requests to be registered under

Section 3. Borrower may elect to purchase said Shares by giving notice thereof to Lender within 15 days from receipt by Borrower of the demand from Lender under Section 2 or the request to register Shares under Section 3. The purchase price of said Shares shall be 80% of the average of the closing bid prices for the last 20 trading days. Borrower shall pay said amount to Lender within 15 days of the receipt of the election to purchase by Lender. Simultaneously with receipt of payment, Lender shall deliver to Borrower share certificates evidencing the number of Shares to be purchased by Borrower together with an executed Stock Assignment Separate from Certificate and such other documents as Borrower may reasonably demand.

                                   SECTION 14
                                 EFFECTIVE DATE
                                 --------------

         The effective date of this Agreement shall be the same as the Loan Date under the Loan Agreement.


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